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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of Earliest Event Reported) April 2, 2001


                       MASTERPIECE TECHNOLOGY GROUP, INC.
               (Exact name of registrant as specified in its charter)

                                      Utah
           (State or other jurisdiction of incorporation or organization)

               0-22851                                   91-1793053
      (Commission File Number)              (IRS Employer Identification Number)


                              455 Wards Corner Road
                              Loveland, Ohio 45140
                      (Address of principal executive offices)

                                 (513) 831-6647
                 (Registrant's telephone number, including area code)





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Item 5.  Other Events

         On April 2, 2001, Masterpiece Technology Group, Inc., a Utah corporation (the "Company"), and its management received notice that it has been named as a defendant in the following litigation:

         CASE NUMBER 301CV201 (DJS)

              Case number  301CV201(DJS),  filed in the United States
         District Court for the District of Connecticut, styled S. Richard Gressett, et al., vs. Masterpiece Technology Group, Inc., dated February 5, 2001, is a three count civil Complaint sounding in Breach of Contract, seeking money damages from defendant Masterpiece Technology Group, Inc. ("Masterpiece") in excess of One Million ($1,000,000.00) Dollars, in connection with the 1999 merger and acquisition agreement between Masterpiece and Maplecrest Software Development, Inc. ("Maplecrest").

         CASE NUMBER 301CV202(AVC)

                  Case number 301CV202(AVC), is a civil case which was filed in the United States District Court for the District of Connecticut, and is styled S. Richard Gressett, et al., vs. Newell Crane, et al. This case is dated January 31, 2001, although it was filed after the Plaintiffs' Breach of Contract case against Masterpiece Technology Group, Inc. ("Masterpiece"). The Complaint in this case is brought under 18 U.S.C. ss.1961 et seq., the Racketeer Influenced and Corrupt Organizations Act ("RICO"), by the officers and majority shareholders of Maplecrest Software Development, Inc. ("Maplecrest") against Newell Crane (as a shareholder and officer or agent of Masterpiece), Margaret (Peggy) Crane (as a shareholder and officer or agent of Masterpiece), James Parsons (purportedly acting in the capacity of corporate attorney for Masterpiece), and other unknown individuals who are affiliated in one way or another with Masterpiece. The Plaintiffs allege that the Defendants, through a series of interrelated acts, fraudulently induced the officers and directors of Maplecrest to merge their corporation into Masterpiece. This case seeks monetary damages in excess of Six Million Five Hundred Thousand and 00/100 ($6,500,000.00) Dollars, in connection with the 1999 merger and acquisition agreement between Masterpiece and Maplecrest. Under RICO, the Plaintiffs also seek treble damages, attorneys' fees and costs.

         Management of the Company is of the opinion that it has meritorious defenses to plaintiffs' allegations and intends to vigorously defend its position through local trial counsel.


Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

         None


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Masterpiece Technology Group, Inc.



                                          By:/s/Newell D. Crane
                                             ----------------------
                                            Newell D. Crane, B.S., M.B.A., Ph.D.
                                           President and Chief Executive Officer


Date:  May 16, 2001